INDEXIQ ETF TRUST

(the “Trust”)

IQ Chaikin U.S. Large Cap ETF

IQ 50 Percent Hedged FTSE International ETF

(the “Funds”)

Supplement dated February 6, 2020 (“Supplement”)

to the Statement of Additional Information dated August 29, 2019 (the “SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

The following changes are effective immediately.

1.       The information with respect to the Funds in the “Creation Transaction Fee” table in the “Purchase and Redemptions of Creation Units” section on page 75 of the SAI is replaced with the following:

Fund Name	Creation Transaction Fee
IQ Chaikin U.S. Large Cap ETF	$500
IQ 50 Percent Hedged FTSE International ETF	$2,500

2.       The information with respect to the Funds in the “Redemption Transaction Fee” table in the “Purchase and Redemptions of Creation Units” section on page 78 of the SAI is replaced with the following:

Fund Name	Redemption Transaction Fee
IQ Chaikin U.S. Large Cap ETF	$500
IQ 50 Percent Hedged FTSE International ETF	$2,500

Investors Should Retain this Supplement for Future Reference

ME15k-02/20